UMB SCOUT WORLDWIDE FUND
                 UMB SCOUT WORLDWIDE SELECT FUND

                 Supplement dated April 13, 2000
                             to the
 Prospectus dated October 31, 1999 for UMB Scout WorldWide Fund,
                              Inc.

The Board of Directors of UMB Scout WorldWide Fund, Inc. unanimously approved a new Management Agreement for the UMB Scout WorldWide Fund and UMB Scout WorldWide Select Fund with each Fund's existing investment advisor and manager, UMB Bank, n.a. The Board has recommended that shareholders vote to approve the new Management Agreement for their Fund at a Special Meeting of Shareholders to be held on May 2, 2000 in Kansas City, Missouri. The services provided under the proposed Management Agreement will remain the same and the proposed Agreement is identical to the current Agreement with the exception of a moderate fee increase. The new Agreement will be effective immediately upon shareholder approval.

Under the current (and proposed) Management Agreement for the Funds, the Funds pay an "all inclusive" fee to UMB Bank, n.a. that covers investment advisory services as well as all other services required to operate the Funds. The current annual management fee is 0.85% of the average daily net assets of each Fund. Under the proposed Management Agreement, the Funds would pay UMB Bank, n.a. management fees according a schedule of fee "breakpoints" at certain levels so that the new management fees will be reduced as Fund assets grow. Each Fund would pay UMB Bank, n.a. management fees based upon annual rates of 1.10% of the first $500 million of average daily net assets; 1.00% of the next $500 million and 0.90% on average daily net assets over $1 billion.

The following table describes the current (and proposed) fees and expenses that you would pay if you bought and held shares of the Funds.

                   UMB Scout WorldWide     UMB Scout WorldWide
                          Fund                 Select Fund
 Fund Operating    Current    Proposed     Current     Proposed
    Expenses
Management Fees      0.85%       1.10%       0.85%       1.10%
Distribution         None        None        None        None
(12b-1) Fees
Other Expenses       0.01%       0.01%       None        None
Total Annual         0.86%       1.11%       0.85%       1.10%
Operating
Expenses

The following example illustrates the expenses of an investment in the Funds under the current and proposed Management Agreements assuming an initial investment of $10,000, a 5% annual return, and that operating expenses remain the same during the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

             UMB Scout WorldWide Fund     UMB Scout WorldWide
                                              Select Fund
   Year        Current      Proposed     Current      Proposed
1 year           $ 88        $113           $87         $112
3 years          $274        $353           $271        $350
5 years          $477        $612
10 years         $1,061      $1,352

Shareholders of record on March 1, 2000 are entitled to vote for or against the approval of the proposed Management Agreement at the meeting to be held May 2, 2000 and have been sent a proxy and proxy statement requesting their votes.